UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2023
____________________________________
LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
____________________________________

Delaware	001-4165	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.
Leonardo DRS, Inc. (the “Company”) is filing this exhibit to reflect changes to the presentation of our financial information as set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2022, and updated on Form 8-K as filed with the SEC on August 2, 2022 (the “August 8-K”), in order to give effect to the Company’s stock split, a 1.451345331-for-1 forward stock split on our common stock, as effected November 23, 2022 (the “Stock Split”).
As previously disclosed in the 8-K12B filed with the SEC on November 28, 2022, the Company’s Board of Directors (the “Board”) and US Holding, LLC, at that time the sole stockholder of the Company, adopted resolutions approving the Stock Split with an effective date of November 23, 2022, when the Company filed an Amended and Restated Certificate of Incorporation (the “A&R Certificate of Incorporation”) with the Secretary of State of the State of Delaware to amend and restate the Company’s Certificate of Incorporation, as amended, restated or amended and restated from time to time, to effect the Stock Split and increase the authorized shares of Company Common Stock from 300,000,000 to 350,000,000. The Stock Split became effective as of the effective date of the A&R Certificate of Incorporation, November 23, 2022.
Upon effectiveness of the Stock Split, each outstanding share of the Company’s Common Stock was, without any further action by the Company, or any holder thereof, converted into, and automatically became, 1.451345331 shares of the Company’s Common Stock. No fractional shares were issued as a result of the Stock Split. In lieu thereof, fractional shares were rounded up to the nearest whole share.
Prior to the filing of the A&R Certificate of Incorporation, the Company had 300,000,000 shares of Company Common Stock authorized, out of which 145,000,000 shares were issued and outstanding. As a result of the filing of the A&R Certificate of Incorporation, and resulting effectiveness of the Stock Split, the 145,000,000 shares of the Company’s Common Stock issued and outstanding immediately prior to the Stock Split were converted into approximately 210,445,073 shares of the Company’s Common Stock. The Stock Split did not change the number of the Company’s authorized shares of preferred stock, or their par value.
Exhibit 99.1 updates information in the following items as initially filed in order to reflect the Stock Split: Part II. Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations; and Part II. Item 8, Financial Statements and Supplementary Data. No items in the 2021 Form 10-K and the August 8-K other than those identified above are being updated by this filing. Information in the 2021 Form 10-K and August 8-K is generally stated as of December 31, 2021, and August 2, 2022, respectively, and this filing does not reflect any subsequent information or events other than the Stock Split noted above. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2021 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above. More current information is contained in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and other filings with the SEC. This exhibit should be read in conjunction with the 2021 Form 10-K, the August 8-K, and the Form 10-Q for the quarter ended September 30, 2022, and any other documents we have filed with the SEC subsequent to November 7, 2022.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibits
99.1	Revised portions of the Leonardo DRS, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: March 27, 2023	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary